UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

February 25, 2020

AMAZING ENERGY OIL AND GAS, CO.

(Exact name of registrant as specified in its charter)

NEVADA

(State or other jurisdiction of incorporation)

000-52392

(Commission File No.)

5700 W. Plano Parkway, Suite 3600

Plano, Texas 75093

(Address of principal executive offices and Zip Code)

(855) 448-1922

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7.01 Regulation FD Disclosure.

On February 25, 2020 Amazing Energy Oil & Gas, Co. (the “Company”) issued an investment summary report prepared by Diamond Equity Research (the “Report”) and a release summarizing the Report (the “Release”). The Report was commissioned and paid for by the Company. A copy of the Release is attached hereto as Exhibit 99.1, and a copy of the Report is attached hereto as Exhibit 99.2.

Exhibit No.	Document Description
99.1	Release: New AMAZ Investment Summary Report by Diamond Equity Research.
99.2	AMAZ Investment Summary Report-Diamond Equity Research 2-24-20.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 26th day of February, 2020.

AMAZING ENERGY OIL AND GAS, CO.

BY:	/s/ Will McAndrew III
Will McAndrew III, CEO